EXHIBIT 32.1

Certification of the Principal Executive Officer
Pursuant to U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Mitchell Steinhause, Chairman of NYMEX Holdings, Inc., hereby certify, to my knowledge, that the quarterly report on Form 10-Q for the period ending June 30, 2004 of NYMEX Holdings, Inc. (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of NYMEX Holdings, Inc.

Dated: August 6, 2004

/s/ Mitchell Steinhause

Name: Mitchell Steinhause Title: Chairman (Principal Executive Officer)